Exhibit 99.5 - Pro Forma Financial Data

CONSUMER PORTFOLIO SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2002:
(In thousands, except per share information)

                                                                         Historical            Unaudited Pro Forma
                                                           ------------------------------    ------------------------
                                                              CPS       MFN      Combined     Adjustments  Combined
REVENUES:
Gain on sale of Contracts, net                               $ 1,772         -     1,772                     $ 1,772
Interest income                                                4,299    20,008    24,307                      24,307
Servicing fees                                                 2,786       604     3,390                       3,390
Other income                                                     184       886     1,070                       1,070
                                                           ------------------------------    ----------    ----------
                                                               9,041    21,498    30,539             -        30,539
                                                           ------------------------------    ----------    ----------

EXPENSES:
Employee costs                                                 6,874     7,431    14,305                      14,305
General and administrative                                     3,475     5,665     9,140                       9,140
Interest                                                       3,396     9,091    12,487         1,528  (1)   14,015
Marketing                                                      1,450         -     1,450                       1,450
Occupancy                                                        797       491     1,288                       1,288
Depreciation and amortization                                    288         -       288                         288
Provision for credit losses on finance Contracts                   -     6,000     6,000                       6,000
                                                           ------------------------------    ----------    ----------
                                                              16,280    28,678    44,958         1,528        46,486
                                                           ------------------------------    ----------    ----------

Income (loss) before income tax expense (benefit)
   and extraordinary item                                     (7,239)   (7,180)  (14,419)       (1,528)      (15,947)
Income tax expense (benefit)                                  (5,794)        -    (5,794)         (581) (2)   (6,375)
                                                           ------------------------------    ----------    ----------
Income (loss) before extraordinary item                       (1,445)   (7,180)   (8,625)         (947)       (9,572)
Extraordinary item, unallocated negative goodwill                  -    17,412    17,412             -        17,412
                                                           ------------------------------    ----------    ----------
Net income                                                  $ (1,445)   10,232     8,787          (947)        7,840
                                                           ==============================    ==========    ==========

EARNINGS PER SHARE:
  Basic earnings per share before extraordinary item                                                         $ (0.50)
  Extraordinary item                                                                                            0.90
                                                                                                           ----------
  Basic earnings per share                                                                                    $ 0.41
                                                                                                           ==========

  Diluted earnings per share before extraordinary item                                                       $ (0.44)
  Extraordinary item                                                                                            0.80
                                                                                                           ----------
  Diluted earnings per share                                                                                  $ 0.36
                                                                                                           ==========

NUMBER OF SHARES USED IN COMPUTING EARNINGS PER SHARE:
  Basic                                                                                                       19,286
  Diluted                                                                                                     21,659


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
CONSUMER PORTFOLIO SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS FOR THE YEAR ENDED DECEMBER 31, 2001:
(In thousands, except per share information)

                                                                     HISTORICAL                UNAUDITED PRO FORMA
                                                           ------------------------------    -----------------------
                                                              CPS       MFN      COMBINED    ADJUSTMENTS    COMBINED
REVENUES:
Gain on sale of Contracts, net                              $ 32,765         -  $ 32,765     $              $  32,765
Interest income                                               17,205   113,887   131,092                      131,092
Servicing fees                                                10,666         -    10,666                       10,666
Other income                                                   1,369     6,231     7,600                        7,600
                                                           ------------------------------    ----------     ----------
                                                              62,005   120,118   182,123                      182,123
                                                           ------------------------------    ----------     ----------

EXPENSES:
Employee costs                                                23,994    33,061    57,055                       57,055
General and administrative                                    12,645    17,897    30,542                       30,542
Interest                                                      14,335    28,561    42,896         6,112 (1)     49,008
Marketing                                                      6,525         -     6,525                        6,525
Occupancy                                                      3,167     3,198     6,365                        6,365
Depreciation and amortization                                  1,019         -     1,019                        1,019
Provision for credit losses on finance Contracts                   -    29,097    29,097                       29,097
                                                           ------------------------------    ----------     ----------
                                                              61,685   111,814   173,499         6,112        179,611
                                                           ------------------------------    ----------     ----------

Income before income tax benefit                                 320     8,304     8,624        (6,112)         2,512
Income tax benefit                                                 -    (7,725)   (7,725)       (2,323)(2)    (10,048)
                                                           ------------------------------    ----------     ----------
Net income before extraordinary item                        $    320    16,029    16,349        (3,789)     $  12,560
                                                           ==============================    ==========     ==========

EARNINGS PER SHARE:
                                                           ----------                                       ----------
  Basic earnings per share                                  $   0.02                                        $    0.64
                                                           ==========                                       ==========

                                                           ----------                                       ----------
  Diluted earnings per share                                $   0.02                                        $    0.60
                                                           ==========                                       ==========

NUMBER OF SHARES USED IN COMPUTING EARNINGS PER SHARE:
  Basic                                                       19,480                                           19,480
  Diluted                                                     21,018                                           21,018


                                                         43

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              NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2002 and the Unaudited Pro Forma Combined Statement of Earnings for the year ended December 31, 2001 included herein have been prepared including the impact of the merger of MFN Financial Corporation with and into Consumer Portfolio Services, Inc., as if the Merger had been consummated on January 1, 2002 and January 1, 2001, respectively. The Merger has been accounted for using the purchase method of accounting. The Pro Forma Combined Financial Data are provided for comparative purposes only. They do not purport to be indicative of the results that actually would have occurred if the acquisition had been consummated on the dates indicated or the results that may be obtained in the future.

The Company has recorded certain preliminary purchase accounting adjustments, which are based on estimates utilizing available information. Such purchase accounting adjustments may be refined as additional information becomes available. No material adjustments to the carrying values of the assets and liabilities of MFN have been made, and no material acquired intangible assets have been recognized. In addition, the Company's Unaudited Pro Forma Combined Statement of Operations for the three-month period ended March 31, 2002 includes the recognition of an extraordinary gain related to the excess of net assets acquired over purchase price ("negative goodwill") totaling $17.4 million.

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition.

                                                               AT MARCH 8, 2002
                                                               ----------------
                                                                (IN THOUSANDS)

    Cash ....................................................      $ 93,782
    Restricted cash .........................................        25,499
    Finance Contracts, net ..................................       186,554
    Residual interest in securitizations ....................        32,485
    Other assets ............................................        12,006
                                                                   ---------
            Total assets acquired ...........................       350,326
                                                                   ---------
    Securitization trust debt ...............................       156,923
    Subordinated debt .......................................        22,500
    Accounts payable and other liabilities ..................        30,242
                                                                   ---------
            Total liabilities assumed .......................       209,665
                                                                   ---------
            Net assets acquired .............................       140,661
            Less: purchase price ............................       123,249
                                                                   ---------
            Excess of net assets acquired over purchase price      $ 17,412
                                                                   =========

In connection with the termination of MFN origination activities and the integration and consolidation of certain activities, which are expected to be completed by year end, the Company has recognized certain liabilities related to the costs to exit these activities and terminate the affected employees of MFN. These activities include service departments such as accounting, finance, human resources, information technology, administration, payroll and executive management. These costs include the following:

                                                                      AT MARCH 8, 2002
                                                                      ----------------
                                                                       (IN THOUSANDS)
     Severance payments and consulting contracts ....................      $  3,215
     Facilities closures ............................................         2,152
     Termination of contracts, leases, services
         and other obligations.......................................           597
     Acquisition expenses accrued but unpaid, e.g., legal expenses ..           250
                                                                           ---------
           Total liabilities assumed ................................      $  6,214
                                                                           =========

No adjustment has been made in the Unaudited Pro Forma Combined Statement of Earnings for these activities.

The following footnotes describe the Pro Forma Adjustments made:

(1) Reflects interest expense incurred on merger related debt of approximately $35.0 million at an interest rate of 13.5% and the amortization of merger-related debt issuance costs of approximately $1.4 million using the effective interest method over one year.

(2) Reflects income tax benefit of interest expense and amortization of debt issuance costs at an expected marginal tax rate of thirty-eight percent.

                                       44